Exhibit 10.17

PATENT SECURITY AGREEMENT
This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of October 22, 2015, is made by Warner Electric Technology LLC (each a “Grantor” and, collectively, the “Grantors”), in favor of JPMorgan Chase Bank, N.A., as administrative agent for the Secured Parties defined in the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of October 22, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Altra Industrial Motion Corp. (f/k/a Altra Holdings, Inc., a Delaware corporation) and certain of its subsidiaries party thereto (collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, the Lenders have agreed to extend credit and make certain financial accommodations to the Borrowers;
WHEREAS, the Lenders are willing to extend credit and make such financial accommodations under the Credit Agreement, but only upon the condition, among others, that the Borrowers, the Grantors and certain other subsidiaries of the Borrowers shall have executed and delivered to the Administrative Agent, for the benefit of the Secured Parties, that certain Pledge and Security Agreement dated as of November 20, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and
WHEREAS, pursuant to the Credit Agreement and the Security Agreement, each Grantor is required to execute and deliver to the Administrative Agent this Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1.DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.
2.    GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to the Administrative Agent a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):
2.1.    all of its Patents, including those referred to on Schedule I hereto;
2.2.    all reissues, divisions, continuations, continuations-in-part, renewals, extensions and reexaminations of the foregoing; and
2.3.    all Proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent.
3.    SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of a conflict between the provisions of this Agreement and the Security Agreement, the Security Agreement shall control.

4.    AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by an instrument in writing signed by the Administrative Agent and the Grantors.
5.    GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York.
6.    COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy or other electronic transmission (including “PDF”) of any executed signature page to this Agreement shall constitute effective delivery of such signature page.
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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
GRANTORS:
WARNER ELECTRIC TECHNOLOGY LLC

By:  /s/ Todd Patriacca

Name: Todd Patriacca
Title: Treasurer

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., as Administrative Agent By: /s/ Peter M. Killea Name: Peter M. Killea Title: Senior Vice President

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

SCHEDULE I
to
PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS

Grantor	Patent Name	Patent Number	Issue Date
Warner Electric Technology LLC	Electromagnetic Actuator for Bi-Directional Clutch	9,097,299	8/4/2015

APPLICATIONS

Grantor	Patent Name	Application No.	Filing Date
Warner Electric Technology LLC	Fluid Pump for a Linear Actuator	14/082,606	11/18/2013
Warner Electric Technology LLC	Liquid Cooled Brake With Support Columns	14/331,477	7/15/2014
Warner Electric Technology LLC	Rotational Coupling Device for Bimodal Selective Output	14/540,496	11/13/2014
Warner Electric Technology LLC	A Brake With a Reed Switch for Indicating an Operating Condition of the Brake	14/620,355	2/12/2015